SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 26, 2012


                             SAFEBRAIN SYSTEMS, INC.
                  ------------------------------------------
                 (Name of Small Business Issuer in its charter)


          Delaware                   000-50493                98-0412431
     ------------------           -----------------         --------------
  (State of incorporation)      (Commission File No.)      (IRS Employer
                                                            Identification No.)

                           100 - 224 11th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2R 0C3
                           -------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:     (403) 801-1506


                              ALVERON ENERGY CORP.
                    ---------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02. Departure of Directors or Certain Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On November 26, 2012, Michael Scott appointed Dom Cameron and Dean Swanberg as directors.

      Don Cameron (age 51) has been a manager at Wasteless Environmental in Calgary since June 2003 and was previously the manager of Sales and Customer Service for Waste Management in Toronto between 2000-2003. Mr. Cameron received his MBA in Business from the University of Western Ontario in 1991.

      Dean Swanberg (age 50) has been the President at Zedcor Oilfield Rentals in Edmonton since 2011. Mr. Swanberg is also a director of Westcan Directional Drilling in Grand Prairie, AB and Fort St. John, B.C. (July 2011-present), Purdy & Partners, a private merchant banking firm in Edmonton, AB (March 2010-present), Horizon North Logistics (June 2006-present), Swanberg International in Houston, Texas (August 2001-present), and Kleskun Hills Bison Ranch in Grand Prairie, AB (December 1999-present).





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 26, 2012                SAFEBRAIN SYSTEMS, INC.



                                    By:  /s/ Michael Scott
                                         ---------------------------------------
                                         Michael   Scott,   Chief   Executive
                                         Officer